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                          VANGUARD(R)MONEY MARKET FUNDS
                        VANGUARD PRIME MONEY MARKET FUND
              SUPPLEMENT TO THE PROSPECTUS DATED DECEMBER 29, 2004

IMPORTANT INFORMATION ABOUT INSTITUTIONAL SHARES

Vanguard  is  pleased  to  announce   that  initial   investment   minimums  for
Institutional Shares have been lowered to $5 million, effective June 9, 2005.

All prospectus references to the former investment minimums are hereby changed accordingly. In addition, the following changes are made to the INVESTING WITH VANGUARD section of the prospectus.

The Converting Shares section is amended as follows:

CONVERSION FROM INVESTOR SHARES
You are eligible for a self-directed conversion from Investor Shares of Vanguard Prime Money Market Fund into Institutional Shares of the Fund, provided that your account balance is at least $5 million. Registered users of our website, www.vanguard.com, may request a conversion online, or you may contact Vanguard by telephone or by mail to request this transaction.

MANDATORY CONVERSIONS INTO INVESTOR SHARES
If an investor no longer meets the requirements for Institutional Shares, the Fund may automatically convert the investor's Institutional Shares into Investor Shares. A decline in the investor's account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into Investor Shares.


(C) 2005 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                      PS30   062005